Avid Technology, Inc.

Notice of Grant of Restricted Stock Under 1997 Stock Incentive Plan, as amended


NAME
Employee ID:
                   -----------



Dear               ,
    ---------------

Effective                     (the "Effective Date"), you have been granted the
right to buy       shares of Avid Technology, Inc. (the "Company") Restricted
Stock at $    per share (the "Shares"). The total price of the Shares is
$       . The Shares are subject to the terms and conditions of the Company's
1997 Stock Incentive Plan, as amended and the Terms and Conditions of the Restricted Stock Award, each of which is attached hereto, and which, together with this Notice of Grant of Restricted Stock, forms the complete agreement between you and the Company relative to the Shares.

The Shares will vest as set forth in the following schedule, and will become fully vested on the last date shown.

                  Vested Shares                         Vesting Date
                  -------------                         ------------


Upon termination of your employment, the Company has an option to repurchase the
Shares which are not then vested at a price of $    per Share, pursuant to the
Terms and Conditions of the Restricted Stock Award.

By your signature and the Company's signature below, you and the Company agree that the Shares are granted under and governed by the terms and conditions of the Company's 1997 Stock Incentive Plan, as amended and the Terms and Conditions of the Restricted Stock Award.


AVID TECHNOLOGY, INC.

By                                         Date
  -------------------------------              -------------------------
Name:
Title:
Address: One Park West
Tewksbury, MA 01876

---------------------------------          Date ------------------------
Employee
                                    Address:




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                                Avid Technology, Inc.
                 Terms and Conditions of Restricted Stock Award
               Granted Under 1997 Stock Incentive Plan, as amended

        1.      Purchase of Shares.
                ------------------

        Avid Technology, Inc., a Delaware corporation (the "Company") has issued and sold to the Participant, and the Participant has purchased from the Company, subject to the terms and conditions set forth herein and in the Company's 1997 Stock Incentive Plan, as amended (the "Plan"), the number of shares identified in the attached Notice (the "Shares") of common stock, $.01 par value, of the Company ("Common Stock"), at a purchase price per share identified in the attached Notice. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. The Company shall record on its books the issuance to the Participant of that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 herein and the restrictions on transfer set forth in Section 4 herein.

        2.      Purchase Option.
                ---------------

                (a) The Shares shall vest and become "Vested Shares" on the dates set forth in the attached Notice (each of such vesting dates being referred to as a "Vesting Anniversary Date"). Except as provided in subsection 2(b) below, in the event that the Participant ceases to be employed by the Company (as an employee or officer of, or an advisor or consultant to, the Company) for any reason or no reason, with or without cause, prior to the final Vesting Anniversary Date following the date hereof, vesting shall cease and the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum specified in the attached Notice (the "Option Price"), some or all of the Shares that are not then Vested Shares.

                (b) In the event that the Participant's employment with the Company is terminated by reason of death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), the Participant's Shares shall continue to vest for a period of one year.

                (c) For purposes of these Terms and Conditions of the Restricted Stock Award, employment with the Company shall include employment with a parent or subsidiary of the Company.

        3.      Exercise of Purchase Option and Closing.

                (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 90 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so


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exercised by the giving of such a notice within such 90-day period, the Purchase
Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

                (b) Within 10 days after delivery to the Participant of the Company's notice of the exercise of the Purchase Option pursuant to subsection
(a) above, the Company shall cause to be transferred to the Company on its books that number of Shares which the Company has elected to purchase in accordance with the terms herein. In the event a certificate or certificates representing the Shares have been issued to the Participant, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms herein, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon such transfer, the Company shall deliver or mail to the Participant a check in the amount of the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company's exercise of the Purchase Option with respect to such Shares).

                (c) After the time at which any Shares are transferred to the Company pursuant to subsection 3(b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

                (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 herein shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

                (f) The Company may assign its Purchase Option to one or more persons or entities.

        4.      Restrictions on Transfer.
                ------------------------
        The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise any unvested Shares, or any interest therein, except by will or the laws of descent and distribution, provided that such Shares shall remain subject to these Terms and Conditions of the Restricted Stock Award (including without limitation the restrictions on transfer set forth in this Section 4, and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions herein.

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        5.      Effect of Prohibited Transfer.
                -----------------------------

        The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth herein, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.


        6.      Restrictive Legend.
                ------------------
        All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in certain Terms and Conditions of Restricted Stock Award, and a copy of such Terms and Conditions of Restricted Stock Award is available for inspection without charge at the office of the Secretary of the corporation."

        7.      Provisions of the Plan.
                ----------------------
        These Terms and Conditions of Restricted Stock Award are subject to the provisions of the Plan, a copy of which is furnished herewith to the Participant.

        8.      Withholding Taxes; Section 83(b) Election.
                -----------------------------------------
                (a) The Participant acknowledges and agrees that the Company has the right to withhold from payments of any kind otherwise due to the Participant, or to require the Participant to pay to the Company any federal, state or local taxes of any kind required by law to be withheld by the Company with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option. At the option of the Board of Directors of the Company, the Participant may satisfy such tax obligation in whole or in part by surrendering to the Company shares of Common Stock, including Shares which are Vested Shares, having a value, based on the last reported sale price of the Common Stock on the NASDAQ National Market on the day prior to surrender, equal to the amount of such obligation.

                (b) The Participant acknowledges that the Participant has been informed of the availability of making an election in accordance with
Section 83(b) of the Code; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.



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        9.      Miscellaneous.
                -------------
                (a) Severability. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and each such other provision shall be severable and enforceable to the extent permitted by law.

                (b) Binding Effect. These terms and conditions shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in
Section 4 herein.

                (c) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to the attached Notice, or at such other address or addresses as either party shall designate to the other in accordance with this Section 9(c).

                (d) Entire Agreement. These terms and conditions, the attached Notice and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter herein.

                (e) Amendment. These terms and conditions may be amended or modified only by a written instrument executed by both the Company and the Participant.

                (f) Governing Law. These terms and conditions shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.







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